UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2005

INPHONIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51023	52-2199384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Wisconsin Avenue, Suite 600, Washington, DC 20007

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (202) 333-0001

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2005, InPhonic, Inc. (“InPhonic”) entered into the First Amendment to the Asset Purchase Agreement (the “First Amendment”) with CAIS Acquisition II, LLC (“CAIS II”), a wholly-owned subsidiary of InPhonic, RR Holding, Inc. (formerly known as VMC Satellite, Inc.) (“VMC”) and Rick Rahim (collectively with VMC, the “Seller”). The First Amendment amends that certain Asset Purchase Agreement (the “Original Agreement”) dated as of April 26, 2005 by and among the Seller, InPhonic and CAIS. Pursuant to the First Amendment, InPhonic has agreed to issue to VMC an additional 61,417 shares of InPhonic’s common stock. The First Amendment also grants InPhonic the right to limit the number of shares of its common stock issuable to VMC in the event that any potential issuance of InPhonic’s common stock to VMC would cause the Company to be in violation of applicable Nasdaq requirements. InPhonic shall pay cash to VMC for any such shares not issued as a result of the limitation based upon the value of such shares as of the date such shares were to be distributed.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

2.1*†	First Amendment to the Asset Purchase Agreement dated as of September 19, 2005, by and among CAIS Acquisition II, LLC, InPhonic, Inc., RR Holding, Inc. (formerly known as VMC Satellite, Inc.) and Rick Rahim.

*	Confidential treatment requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the Securities and Exchange Commission.
†	Appendix 1 to this First Amendment to the Asset Purchase Agreement has been omitted in reliance upon the rules of the Securities and Exchange Commission. A copy will be delivered to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHONIC, INC.

/s/ Lawrence S. Winkler
Name:	Lawrence S. Winkler
Title:	Chief Financial Officer, Executive Vice President and Treasurer

Date: September 23, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 2.1*†	First Amendment to the Asset Purchase Agreement dated as of September 19, 2005, by and among CAIS Acquisition II, LLC, InPhonic, Inc., RR Holding, Inc. (formerly known as VMC Satellite, Inc.) and Rick Rahim.

*	Confidential treatment requested for certain portions of this Exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the Securities and Exchange Commission.
†	Appendix 1 to this First Amendment to the Asset Purchase Agreement has been omitted in reliance upon the rules of the Securities and Exchange Commission. A copy will be delivered to the Securities and Exchange Commission upon request.